Exhibit 99.1

PNM Resources
Schedule 3
2007 Reconciliation of Ongoing to GAAP Earnings
               (Unaudited)

	Quarter Ended June 30, 2007
	(in thousands)
	Utilities			Altura	FCP	EnergyCo (50%)	Corp/ Other	PNMR
	PNM Electric	TNMP Electric	PNM Gas
Ongoing Earnings (Loss)	$ 6,941	$ 4,234	$ (2,034)	$ 4,542	$ 5,284	$ 1,373	$ (5,253)	$ 15,087

Non-Recurring Items
JV formation costs	-	-	-	-	-	-	(1,878)	(1,878)
Favorable IRS decision							16,038	16,038
Twin Oaks III Impairment							(2,042)	(2,042)
Loss on contribution of Altura (Twin Oaks)							(2,197)	(2,197)
Speculative trading	-	-	-	-	1,082	-	-	1,082
Unrealized impairments of NDT securities	(62)	-	-	-	-	-	-	(62)
Economic mark-to-market hedges	(6,234)	-	446	-	-	-	-	(5,788)
Total Non-Recurring Items	(6,296)	-	446	-	1,082	-	9,921	5,153

GAAP Earnings (Loss) from Continuing Operations	645	4,234		4,542	6,366	1,373	4,668	21,828
GAAP Earnings (Loss) from Discontinued Operations			(1,588)					(1,588)
GAAP Net Earnings (Loss)	$ 645	$ 4,234	$ (1,588)	$ 4,542	$ 6,366	$ 1,373	$ 4,668	$ 20,240

Ongoing earnings include earnings from discontinued operations and exclude the impact of non-recurring items and net unrealized mark-to-market gains and losses on economic hedges. Ongoing earnings also exclude gains and losses from speculative trading activity and unrealized losses recorded as impairments of assets held in the Nuclear Decommissioning Trust.

PNM Resources
Schedule 4
2007 Reconciliation of Ongoing to GAAP Earnings
               (Unaudited)

	Six Months Ended June 30, 2007
	(in thousands)
	Utilities			Altura	FCP	EnergyCo (50%)	Corp/ Other	PNMR
	PNM Electric	TNMP Electric	PNM Gas
Ongoing Earnings (Loss)	$ 19,202	$ 5,172	$12,613	$ 5,983	$12,417	$ 973	$ (11,541)	$ 44,819

Non-Recurring Items
JV formation costs	-	-	-	-	-	-	(2,533)	(2,533)
Favorable IRS decision							16,038	16,038
Twin Oaks III Impairment							(2,042)	(2,042)
Loss on contribution of Altura (Twin Oaks)							(2,197)	(2,197)
Speculative trading	-	-	-	-	(1,069)	-	-	(1,069)
Unrealized impairments of NDT securities	(208)	-	-	-	-	-	-	(208)
Economic mark-to-market hedges	(4,123)	-	321	-	900	-	-	(2,902)
Total Non-Recurring Items	(4,331)	-	321	-	(169)	-	9,266	5,087

GAAP Earnings (Loss) from Continuing Operations	14,871	5,172		5,983	12,248	973	(2,275)	36,972
GAAP Earnings (Loss) from Discontinued Operations			12,934					12,934
GAAP Net Earnings (Loss)	$ 14,871	$ 5,172	$12,934	$ 5,983	$12,248	$ 973	$ (2,275)	$ 49,906

Ongoing earnings include earnings from discontinued operations and exclude the impact of non-recurring items and net unrealized mark-to-market gains and losses on economic hedges. Ongoing earnings also exclude gains and losses from speculative trading activity and unrealized losses recorded as impairments of assets held in the Nuclear Decommissioning Trust.

PNM Resources
Schedule 7:
2007 Reconciliation of Ongoing to GAAP Earnings Per Share
(Unaudited)

	Quarter Ended June 30, 2007

	Utilities			Altura	FCP	EnergyCo (50%)	Corp/ Other	PNMR
	PNM Electric	TNMP Electric	PNM Gas
Ongoing Earnings (Loss)	$ 0.09	$0.05	$ (0.03)	$ 0.06	$ 0.07	$ 0.02	$ (0.07)	$ 0.19

Non-Recurring Items
JV formation costs	-	-	-	-	-	-	(0.02)	(0.02)
Favorable IRS decision							0.20	0.20
Twin Oaks III Impairment							(0.02)	(0.02)
Loss on contribution of Altura (Twin Oaks)							(0.03)	(0.03)
Speculative trading	-	-	-	-	0.01	-	-	0.01
Unrealized impairments of NDT securities	-	-	-	-	-	-	-	-
Economic mark-to-market hedges	(0.08)	-	0.01	-	-	-	-	(0.07)
Total Non-Recurring Items	(0.08)	0.00	0.01	0.00	0.01	0.00	0.13	0.07

GAAP Earnings (Loss) from Continuing Operations	0.01	0.05		0.06	0.08	0.02	0.06	0.28
GAAP Earnings (Loss) from Discontinued Operations			(0.02)					(0.02)
GAAP Net Earnings (Loss)	$ 0.01	$0.05	$ (0.02)	$ 0.06	$ 0.08	$ 0.02	$ 0.06	$ 0.26
Average Diluted Shares Outstanding: 78,792,899

Ongoing earnings include earnings from discontinued operations and exclude the impact of non-recurring items and net unrealized mark-to-market gains and losses on economic hedges. Ongoing earnings also exclude gains and losses from speculative trading activity and unrealized losses recorded as impairments of assets held in the Nuclear Decommissioning Trust.

PNM Resources
Schedule 8:
2007 Reconciliation of Ongoing to GAAP Earnings Per Share
(Unaudited)

	Six Months Ended June 30, 2007

	Utilities			Altura	FCP	EnergyCo (50%)	Corp/ Other	PNMR
	PNM Electric	TNMP Electric	PNM Gas
Ongoing Earnings (Loss)	$ 0.24	$0.07	$ 0.16	$ 0.08	$ 0.16	$ 0.01	$ (0.15)	$ 0.57

Non-Recurring Items
JV formation costs	-	-	-	-	-	-	(0.03)	(0.03)
Favorable IRS decision							0.20	0.20
Twin Oaks III Impairment							(0.02)	(0.02)
Loss on contribution of Altura (Twin Oaks)							(0.03)	(0.03)
Speculative trading	-	-	-	-	(0.01)	-	-	(0.01)
Unrealized impairments of NDT securities	(0.00)	-	-	-	-	-	-	(0.00)
Economic mark-to-market hedges	(0.05)	-	-	-	0.01	-	-	(0.04)
Total Non-Recurring Items	(0.05)	0.00	0.00	0.00	0.00	0.00	0.12	0.07

GAAP Earnings (Loss) from Continuing Operations	0.19	0.07		0.08	0.16	0.01	(0.03)	0.48
GAAP Earnings (Loss) from Discontinued Operations			0.16					0.16
GAAP Net Earnings (Loss)	$ 0.19	$0.07	$ 0.16	$ 0.08	$ 0.16	$ 0.01	$ (0.03)	$ 0.64
Average Diluted Shares Outstanding: 78,446,067

Ongoing earnings include earnings from discontinued operations and exclude the impact of non-recurring items and net unrealized mark-to-market gains and losses on economic hedges. Ongoing earnings also exclude gains and losses from speculative trading activity and unrealized losses recorded as impairments of assets held in the Nuclear Decommissioning Trust.